                                                                    Exhibit 24





                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Douglas J. Bourne
                                        --------------------------------
                                            Douglas J. Bourne

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Delo H. Caspary
                                        ----------------------------------
                                            Delo H. Caspary

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 11 day of January, 1994.



                                        /s/ Charles E. Childers
                                        -----------------------------------
                                            Charles E. Childers

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Jack R. Crosby
                                        -----------------------------------
                                            Jack R. Crosby

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of January, 1994.



                                        /s/ James H. Elder, Jr.
                                        -----------------------------------
                                            James H. Elder, Jr.

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Karl E. Elers
                                        ------------------------------------
                                            Karl E. Elers

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Rodney L. Gray
                                        -------------------------------------
                                            Rodney L. Gray

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Baine P. Kerr
                                        -------------------------------------
                                            Baine P. Kerr

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ J. Hugh Liedtke
                                        ------------------------------------
                                            J. Hugh Liedtke

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg, and Robert J. Quinn, and each of them severally, his true and lawful attorneys- in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of January, 1994.



                                        /s/ Ted H. Pate
                                        ------------------------------------
                                            Ted H. Pate

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S- 3, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the public offering and issuance by the Company of up to $200,000,000 of securities.

        NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of January, 1994.



                                        /s/ Kenneth R. Werneburg
                                        ------------------------------------
                                            Kenneth R. Werneburg